                                                                    EXHIBIT 99.2

                            CNA FINANCIAL CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                               SEPTEMBER 30, 2004

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                            CNA FINANCIAL CORPORATION
                                TABLE OF CONTENTS
                               SEPTEMBER 30, 2004

                                                                                                                   PAGE
                                                                                                                   ----
Supplemental Financial Information                                                                                 i-iii
Statements of Operations                                                                                             1
Components of Net Income and Per Share Data                                                                          2
Selected Balance Sheet Data and Condensed Consolidated Statements of Cash Flows Data                                 3
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Data                                          4
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Rollforward                                   5
Investments by Segment Aggregation                                                                                   6
Property & Casualty Results of Operations (Three Months Ended)                                                       7
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations (Three Months Ended)             8
Property & Casualty Results of Operations (Nine Months Ended)                                                        9
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations (Nine Months Ended)             10
Property & Casualty Operations and Corporate & Other Non-Core Segment - Catastrophe Losses                          11
Analysis of Pretax Net Investment Income                                                                            12
Statutory Data - Preliminary                                                                                        13
Property & Casualty Operations Loss and LAE Ratio Analysis                                                          14
Impact of Catastrophes                                                                                             15-16
Life & Group Non-Core Segment - GAAP Results of Operations (Three Months Ended)                                     17
Life & Group Non-Core Segment - GAAP Results of Operations (Nine Months Ended)                                      18
Asbestos Summary by Policyholder Category                                                                           19

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

SEGMENT CHANGES

In the first quarter of 2004, CNA revised its reportable segment structure to reflect changes in how it manages its core operations and makes business decisions. CNA now manages its Property & Casualty Operations in two operating segments which represent CNA's core operations: Standard Lines and Specialty Lines. The non-core operations are now managed in the Life & Group Non-Core and Corporate & Other Non-Core segments. Standard Lines includes standard property and casualty coverages sold to small and middle market commercial businesses primarily through an independent agency distribution system, and excess and surplus lines, as well as insurance and risk management products sold to large corporations. Specialty Lines provides a broad array of professional, financial and specialty property and casualty products and services. Life & Group Non-Core primarily includes the results of the life and group lines of business that have been sold or placed in run-off. The Group Benefits business was sold on December 31, 2003 and the Individual Life business was sold on April 30, 2004. Corporate & Other Non-Core contains certain corporate expenses such as interest on corporate debt and losses and expenses related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims. In addition, this segment includes the results of certain property and casualty insurance run-off operations including CNA Re (formerly a stand-alone property and casualty operating segment). Prior period segment disclosures have been conformed to the current year presentation. These segment disclosures, provided in the Supplemental Financial Information Appendix, are available on the company's website, for the years ended December 31, 2002 and 2003, including all quarters.

The changes made to CNA's reportable segments were as follows:

- CNA Global, which consists of marine and global standard lines, is now included in Standard Lines (formerly included in Specialty Lines).

- CNA Guaranty and Credit is currently in run-off and is now included in the Corporate & Other Non-Core segment (formerly included in Specialty Lines).

- CNA Re is currently in run-off and is also now included in the Corporate & Other Non-Core segment (CNA Re was formerly a stand-alone property and casualty operating segment).

- Group Operations & Life Operations (formerly separate operating segments) have now been combined into one reportable segment where the run-off of the retained group and life products is managed.

- Certain run-off life and group operations previously included in the Corporate & Other Non-Core segment are now included in the Life & Group Non-Core segment.

ACCOUNTING PRONOUNCEMENTS

- In July of 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-01). SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. SOP 03-01 may not be applied retroactively to prior years' financial statements, and initial application should be as of the beginning of an entity's fiscal year, therefore prior year amounts have not been conformed to the current year presentation.

      CNA adopted SOP 03-01 as of January 1, 2004. The assets and liabilities of certain guaranteed investment contracts and indexed group annuity contracts that were previously segregated and reported as separate accounts no longer qualify for separate account presentation. Prior to the adoption of SOP 03-01, the asset and liability presentation of these affected contracts were categorized as separate account assets and liabilities in the Condensed Consolidated Balance Sheet. The results of operations from separate account business were primarily classified as other revenue in the Consolidated Statement of Operations. In accordance with the provisions of SOP 03-01, the classification and presentation of certain balance sheet and income statement items have been modified within these financial statements. Accordingly, the investment securities previously classified as separate account assets have now been reclassified to the general account and are reported based on their investment classification whether available-for-sale or trading securities. The investment portfolio for the indexed group annuity contracts is classified as held for trading purposes and is carried at fair value, with both the net realized and unrealized gains (losses) included within net investment income in the Condensed Consolidated Statement of Operations.

      CNA continues to have contracts that meet the criteria for separate account presentation. The assets and liabilities of these contracts are legally segregated and reported as assets and liabilities of the separate account business. Substantially all assets of the separate account business are carried at fair value. Separate account liabilities are carried at contract values.

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

DEFINITIONS AND PRESENTATION

-     P&C OPERATIONS includes Standard Lines and Specialty Lines.

- LIFE & GROUP NON-CORE segment primarily includes the results of the life and group lines of business that have been sold or placed in run-off.

- CORPORATE & OTHER NON-CORE segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re (formerly a stand-alone property and casualty segment). This segment also includes the results related to the centralized adjusting and settlement of APMT claims.

- P&C COMPANIES includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

- Underwriting results are net earned premiums less net incurred claims, the costs incurred to settle claims, acquisition expenses and underwriting expenses.

- The loss & loss adjustment expense (LAE) ratio represents claim and claim adjustment expenses, including the expenses incurred related to uncollectible reinsurance, as a percentage of net earned premiums. In the second quarter of 2004, the expenses incurred related to uncollectible reinsurance receivables were reclassified from "Other operating expenses" to "Insurance claims and policyholders' benefits" on the Statements of Operations. Prior period amounts and ratios have been reclassified to conform to the current year presentation. This reclassification had no impact on net income (loss) or the combined ratios in any period; however, this change generally had an unfavorable impact on the loss & loss adjustment expense ratios and a favorable impact on the the expense ratios.

- The expense ratio is the percentage of underwriting expenses, acquisition expenses and dividends, including the amortization of deferred acquisition costs, to net earned premiums.

- The dividend ratio is the ratio of dividends incurred to net earned premiums.

- Limited partnerships (LPs) are a relatively small portion of CNA's overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is a passive investor in such partnerships and does not have influence over the partnerships' management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

- As a result of the sale of the Group Benefits business on December 31, 2003, income statement results for 2004 are not comparable to 2003.

- On April 30, 2004, CNA completed the sale of its individual life insurance business. The business sold included term, universal and permanent life insurance policies and individual annuity products. CNA's individual long term care and structured settlement businesses were excluded from the sale. Consideration from the sale was approximately $700 million, resulting in an after-tax realized investment loss on the sale of $389 million. The results of the business sold through the sale date are included in the Statements of Operations for the three and nine months ended September 30, 2004. As a result of the sale, income statement results for the third quarter and year-to-date 2004 are not comparable to the corresponding 2003 results.

-     All amounts are in millions, except for per share and ratio information.

-     Certain immaterial differences are due to rounding.

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

NON-GAAP FINANCIAL MEASURES

This financial supplement presents certain GAAP and non-GAAP financial measures to provide information used by management to monitor the Company's operating performance. Management utilizes various financial measures to monitor the Company's insurance operations and investment portfolio. Underwriting results, which are derived from certain income statement amounts, are considered non-GAAP financial measures and are used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored through analysis of various quantitative and qualitative factors, and certain decisions related to the sale or impairment of investments produce realized gains and losses. Net realized investment gains and losses, which are comprised of after-tax realized investment gains and losses net of participating policyholders' and minority interest, are a non-GAAP financial measure.

Underwriting results are computed as net earned premiums less net incurred claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses. Management uses underwriting results and operating ratios to monitor insurance operations' results without the impact of certain factors, including investment income, other revenues, other expenses, minority interest, income tax benefit (expense) and net realized investment gains (losses). Management excludes these factors in order to analyze the direct relationship between the net earned premiums and the related claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses.

Management excludes after-tax net realized investment gains or losses when analyzing the insurance operations because net realized investment gains or losses related to the Company's available-for-sale investment portfolio are largely discretionary, except for losses related to other-than-temporary impairments, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance.

Operating ratios are calculated using insurance results and are used by the insurance industry and regulators such as state departments of insurance and the National Association of Insurance Commissioners for financial regulation and as a basis of comparison among companies. The ratios presented in this financial supplement are calculated using GAAP financial results and include the loss and loss adjustment expense ratio (loss ratio) as well as the expense, dividend and combined ratios. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

The Company's investment portfolio is monitored by management through analyses of various factors including unrealized gains and losses on securities, portfolio duration and exposure to interest rate, market and credit risk. Based on such analyses, the Company may impair an investment security in accordance with its policy, or sell a security. Such activities will produce realized gains and losses.

While management uses various non-GAAP financial measures to monitor various aspects of the Company's performance, relying on any measure other than net income, which is the most directly comparable GAAP measure to underwriting results and realized gains and losses, is not a complete representation of financial performance. Management believes that its process of evaluating performance through the use of these non-GAAP financial measures provides a basis for understanding the operations and the impact to net income as a whole. Management also believes that investors find these non-GAAP financial measures described above useful to help interpret the underlying trends and performance, as well as to provide visibility into the significant components of net income.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATEMENTS OF OPERATIONS

                                                                                          FAV /                               FAV /
PERIOD ENDED SEPTEMBER 30                                    THREE MONTHS               (UNFAV)          NINE MONTHS         (UNFAV)
(In millions)                                                    2004        2003      % CHANGE        2004       2003      % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
Revenues:
    Net earned premiums                                      $      1,947  $  2,126        (8)%    $     6,221  $  6,704       (7)%
    Net investment income                                             359       352         2            1,212     1,211        -
    Realized investment gains (losses), net of
        participating policyholders' and minority interests           (62)      164      (138)            (415)      466     (189)
    Other revenues                                                     73        83       (12)             227       288      (21)
                                                             ------------  --------                -----------  --------
Total revenues                                                      2,317     2,725       (15)           7,245     8,669      (16)
                                                             ------------  --------                -----------  --------
Claims, benefits and expenses:
    Insurance claims and policyholders' benefits                    1,596     4,342        63            4,859     8,320       42
    Other operating expenses                                          767     1,130        32            2,214     2,848       22
    Interest                                                           28        33        15               94       100        6
                                                             ------------  --------                -----------  --------
Total claims, benefits and expenses                                 2,391     5,505        57            7,167    11,268       36
                                                             ------------  --------                -----------  --------
Income (loss) before income tax and minority interest                 (74)   (2,780)       97               78    (2,599)     103
Income tax benefit                                                     52     1,006       (95)              77       983      (92)
Minority interest                                                      (6)       14      (143)             (19)        9      N/A
                                                             ------------  --------                -----------  --------
Net income (loss)                                            $        (28) $ (1,760)       98 %    $       136  $ (1,607)     108 %
                                                             ============  ========                ===========  ========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
COMPONENTS OF NET INCOME AND PER SHARE DATA

                                                                                          FAV /                       FAV /
PERIOD ENDED SEPTEMBER 30                                              THREE MONTHS      (UNFAV)     NINE MONTHS     (UNFAV)
(In millions, except per share data)                                 2004        2003   % CHANGE    2004     2003   % CHANGE
----------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET INCOME
    Income (loss) before net realized investment gains (losses)  $       14    $(1,865)   101 %   $  393  $ (1,912)    121 %
    Net realized investment gains (losses), net of
        participating policyholders' and minority interests             (42)       105   (140)%     (257)      305    (184)%
                                                                 ----------    -------            ------  --------
Net income (loss)                                                $      (28)   $(1,760)    98 %   $  136  $ (1,607)    108 %
                                                                 ==========    =======            ======  ========
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

Basic and diluted earnings (loss) per share available to
    common stockholders (1)                                      $    (0.17)   $ (7.94)    98 %   $ 0.35  $  (7.39)    105 %
                                                                 ==========    =======            ======  ========
Weighted average outstanding common stock and common stock
    equivalents                                                       256.0      223.6             256.0    223.6

(1) The three and nine months ended September 30, 2004 per share results available to common stockholders are reduced by $16 million and $48 million, or $0.06 per share and $0.19 per share, of undeclared preferred stock dividends. The three and nine months ended September 30, 2003 per share results available to common stockholders are reduced by $15 million and $45 million, or $0.07 per share and $0.20 per share, of undeclared preferred stock dividends.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
SELECTED BALANCE SHEET DATA AND CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS DATA

(In millions, except per share data)                             SEPTEMBER 30, 2004  DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------
Total assets                                                     $           61,421  $          68,503
Insurance reserves                                                           43,387             45,383
Debt                                                                          1,713              1,904
Total liabilities                                                            52,249             59,295
Minority interest                                                               270                256
Accumulated other comprehensive income                                          652                841
Total stockholders' equity                                                    8,902              8,952

Book value per common share                                      $            31.42  $           31.80
Book value per common share excluding unrealized
    gain or loss on fixed maturity securities                    $            28.75  $           28.98

Outstanding shares of common stock (in millions of shares) (1)                256.0              255.9

THREE MONTHS ENDED
SEPTEMBER 30
(In millions)                                                          2004                2003
------------------------------------------------------------------------------------------------------
Net cash flows provided by operating activities                  $              576  $           1,367

Net cash flows used by investing activities                                    (607)            (1,318)

Net cash flows used by financing activities                                      (1)               (11)
                                                                 ------------------  -----------------

Net cash flows                                                   $              (32) $              38
                                                                 ==================  =================

NINE MONTHS ENDED
SEPTEMBER 30
(In millions)                                                        2004                2003
------------------------------------------------------------------------------------------------------
Net cash flows provided by operating activities                  $            1,259  $           1,482

Net cash flows used by investing activities                                  (1,149)            (1,270)

Net cash flows used by financing activities                                    (178)              (160)
                                                                 ------------------  -----------------

Net cash flows                                                   $              (68) $              52
                                                                 ==================  =================

(1) Included in the outstanding shares of common stock for the year ended December 31, 2003 are the effects of additional common stock equivalents related to the November of 2003 sale of $750 million of convertible preferred shares to Loews Corporation. The preferred shares were converted into 32.3 million shares of CNA common stock on April 20, 2004.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)
(In millions)                                  STANDARD LINES  SPECIALTY LINES  P&C OPERATIONS
----------------------------------------------------------------------------------------------
As of September 30, 2004
    Gross                                      $       14,370  $         4,658  $       19,028
    Ceded                                               5,134            1,517           6,651
    Net                                                 9,236            3,141          12,377

As of December 31, 2003
    Gross                                      $       14,282  $         4,200  $       18,482
    Ceded                                               5,315            1,281           6,596
    Net                                                 8,967            2,919          11,886

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)   LIFE & GROUP    CORPORATE &
(In millions)                                   NON-CORE (1)   OTHER NON-CORE   TOTAL OPERATIONS
-----------------------------------------------------------------------------------------------
As of September 30, 2004
    Gross                                      $        3,707  $         8,760   $       31,495
    Ceded                                               1,904            5,483           14,038
    Net                                                 1,803            3,277           17,457

As of December 31, 2003
    Gross                                      $        3,576  $         9,672   $       31,730
    Ceded                                               1,685            5,935           14,216
    Net                                                 1,891            3,737           17,514

(1) Gross reserves as of September 30, 2004 and December 31, 2003 include $368 million and $448 million of life company reserves, which are primarily related to accident and health business. Net reserves as of September 30, 2004 and December 31, 2003 include $115 million and $230 million of life company reserves, which are primarily related to accident and health business.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD (1)

PERIOD ENDED SEPTEMBER 30, 2004                                   THREE MONTHS     NINE MONTHS
(In millions)                                                         ENDED           ENDED
-----------------------------------------------------------------------------------------------
Claim & claim adjustment expense reserves, beginning of period
     Gross                                                        $      31,563    $     31,730
     Ceded                                                               14,135          14,216
                                                                  -------------    ------------
     Net                                                                 17,428          17,514
                                                                  -------------    ------------

Net incurred claim & claim adjustment expenses                            1,663           4,904

Net claim & claim adjustment expense payments                            (1,634)         (4,919)

Reduction of net reserves due to life sale (2)                                -             (42)
                                                                  -------------    ------------

Claim & claim adjustment expense reserves, end of period
     Net                                                                 17,457          17,457
     Ceded                                                               14,038          14,038
                                                                  -------------    ------------
     Gross                                                        $      31,495    $     31,495
                                                                  =============    ============

(1) Gross reserves as of September 30, 2004 and December 31, 2003 include $368 million and $448 million of life company reserves, which are primarily related to accident and health business. Net reserves as of September 30, 2004 and December 31, 2003 include $115 million and $230 million of life company reserves, which are primarily related to accident and health business.

(2) On April 30, 2004, CNA completed the sale of its individual Life & Annuity business to Swiss Re. As a result of the sale, net claim and claim adjustment reserves were reduced by $42 million.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
INVESTMENTS BY SEGMENT AGGREGATION

                                                              SEPTEMBER 30, 2004                       DECEMBER 31, 2003
(In millions)                                           BOOK VALUE           FAIR VALUE           BOOK VALUE       FAIR VALUE
-------------------------------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY AND CORPORATE & OTHER NON-CORE:
   Fixed Maturities - Taxable                        $         15,258   $           15,601     $        11,623   $       11,893
   Fixed Maturities - Tax Exempt                                7,840                8,000               6,848            7,004
   Equities                                                       204                  282                 225              448
   Short-term                                                   2,948                2,948               6,689            6,689
   Limited Partnership Investments                              1,258                1,258               1,113            1,113
   Mortgage Loans & Other                                          16                   20                  48               58
                                                     ----------------   ------------------     ---------------   --------------
      Subtotal                                                 27,524               28,109              26,546           27,205
   Securities Lending Collateral                                   80                   80                 307              307
                                                     ----------------   ------------------     ---------------   --------------
      TOTAL INVESTMENTS                              $         27,604   $           28,189     $        26,853   $       27,512
                                                     ----------------   ------------------     ---------------   --------------
LIFE & GROUP NON-CORE (1):
   Fixed Maturities - Taxable                        $          6,569   $            7,097     $         8,155   $        8,815
   Fixed Maturities - Tax Exempt                                1,000                1,022                 939              966
   Equities                                                        49                   61                  68               79
   Short-term                                                   1,092                1,092                 419              419
   Limited Partnership Investments                                457                  457                   4                4
   Mortgage Loans & Other                                          23                   10                 197              182
                                                     ----------------   ------------------     ---------------   --------------
      Subtotal                                                  9,190                9,739               9,782           10,465
   Securities Lending Collateral                                   22                   22                 123              123
                                                     ----------------   ------------------     ---------------   --------------
      TOTAL INVESTMENTS                              $          9,212   $            9,761     $         9,905   $       10,588
                                                     ----------------   ------------------     ---------------   --------------

TOTAL INVESTMENTS                                    $         36,816   $           37,950     $        36,758   $       38,100
                                                     ================   ==================     ===============   ==============

(1) As a result of SOP 03-01, the following investments are included in Life & Group Non-Core in the above data for September 30, 2004. As of December 31, 2003, the investments were reflected within separate accounts in the Balance Sheet and are not included in the December 31, 2003 column above. In accordance with the requirements of SOP 03-01, the December 31, 2003 column has not been conformed to reflect this change. Refer to page i for further discussion on SOP 03-01.

                                                        BOOK VALUE        FAIR VALUE
                                                     ----------------   --------------
Fixed Maturities - Taxable                           $          1,110   $        1,211
Equities                                                            4                4
Short-term                                                        399              399
Limited Partnership Investments                                   454              454
                                                     ----------------   --------------
TOTAL INVESTMENTS                                    $          1,967   $        2,068
                                                     ================   ==============

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY RESULTS OF OPERATIONS

THREE MONTHS ENDED                                          STANDARD LINES                   SPECIALTY LINES
SEPTEMBER 30                                                           FAV / (UNFAV)                    FAV / (UNFAV)
(In millions)                                       2004      2003       % CHANGE     2004      2003      % CHANGE
----------------------------------------------------------------------------------------------------------------------
Gross written premiums                             $ 1,421   $ 1,626       (13)%     $  706   $   717        (2)%
Net written premiums                                 1,046     1,028         2          599       528        13

Net earned premiums                                  1,183     1,001        18          576       451        28
Claim and claim adjustment expenses                    951     1,781        47          361       623        42
Acquisition expenses                                   331       499        34          115        93       (24)
Underwriting expenses                                  155       180        14           43        44         2
Policyholders' dividends                                 8        60        87            2         1      (100)
                                                   -------   -------                 ------   -------
Underwriting income (loss)                            (262)   (1,519)       83           55      (310)      118
                                                   -------   -------                 ------   -------
Net investment income                                  125        55       127           61        47        30
Other revenues                                          32        34        (6)          36        35         3
Other expenses                                          25        35        29           29        30         3
                                                   -------   -------                 ------   -------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)        (130)   (1,465)       91          123      (258)      148
Income tax (expense) benefit                            58       520       (89)         (39)      103      (138)
Minority interest                                       (2)       (2)        -           (4)       15      (127)
                                                   -------   -------                 ------   -------
Income (loss) before net realized investment gains     (74)     (947)       92           80      (140)      157
Realized investment gains (losses)                     (33)       58      (157)         (13)       19      (168)
Income tax (expense) benefit on realized
    investment gains (losses)                           10       (22)      145            5        (7)      171
                                                   -------   -------                 ------   -------
Net income (loss)                                  $   (97)  $  (911)       89 %     $   72   $  (128)      156 %
                                                   =======   =======                 ======   =======

FINANCIAL RATIOS
Loss & LAE                                            80.4 %   177.9 %                 62.8 %   138.1 %
Acquisition expense                                   27.9      49.8                   20.1      20.5
Underwriting expense                                  13.2      18.0                    7.1       9.8
Dividends                                              0.7       6.0                    0.4       0.3
                                                   -------   -------                 ------   -------
Expense ratio, including dividends                    41.8      73.8                   27.6      30.6
                                                   -------   -------                 ------   -------
Combined ratio                                       122.2 %   251.7 %                 90.4 %   168.7 %
                                                   =======   =======                 ======   =======

THREE MONTHS ENDED                                          P&C OPERATIONS
SEPTEMBER 30                                                              FAV / (UNFAV)
(In millions)                                       2004       2003        % CHANGE
---------------------------------------------------------------------------------------
Gross written premiums                             $ 2,127   $  2,343          (9)%
Net written premiums                                 1,645      1,556           6

Net earned premiums                                  1,759      1,452          21
Claim and claim adjustment expenses                  1,312      2,404          45
Acquisition expenses                                   446        592          25
Underwriting expenses                                  198        224          12
Policyholders' dividends                                10         61          84
                                                   -------   --------
Underwriting income (loss)                            (207)    (1,829)         89
                                                   -------   --------
Net investment income                                  186        102          82
Other revenues                                          68         69          (1)
Other expenses                                          54         65          17
                                                   -------   --------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)          (7)    (1,723)        100
Income tax (expense) benefit                            19        623         (97)
Minority interest                                       (6)        13        (146)
                                                   -------   --------
Income (loss) before net realized investment gains       6     (1,087)        101
Realized investment gains (losses)                     (46)        77        (160)
Income tax (expense) benefit on realized
    investment gains (losses)                           15        (29)        152
                                                   -------   --------
Net income (loss)                                  $   (25)  $ (1,039)         98 %
                                                   =======   ========

FINANCIAL RATIOS
Loss & LAE                                            74.6 %    165.6 %
Acquisition expense                                   25.4       40.6
Underwriting expense                                  11.2       15.5
Dividends                                              0.6        4.2
                                                   -------   --------
Expense ratio, including dividends                    37.2       60.3
                                                   -------   --------
Combined ratio                                       111.8 %    225.9 %
                                                   =======   ========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE AND CORPORATE & OTHER NON-CORE SEGMENTS RESULTS OF OPERATIONS

THREE MONTHS ENDED                                                  P&C OPERATIONS                 LIFE & GROUP NON-CORE
SEPTEMBER 30                                                                                                           FAV / (UNFAV)
(In millions)                                                   2004            2003          2004         2003          % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                          $    1,759    $       1,452   $     182   $         611        (70) %
Insurance claims & policyholders' benefits                        1,312            2,404         245             643         62
Policyholders' dividends                                             10               61          (4)              3        N/A
Insurance related expenses                                          644              816          72             184         61
Net investment income                                               186              102         109             204        (47)
Other revenues                                                       68               69          12              34        (65)
Other expenses                                                       54               65          17              21         19
                                                             ----------    -------------   ---------   -------------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                       (7)          (1,723)        (27)             (2)       N/A
Income tax (expense) benefit                                         19              623          14              11         27
Minority interest                                                    (6)              13           -               -        N/A
                                                             ----------    -------------   ---------   -------------
Income (loss) before net realized investment gains (losses)           6           (1,087)        (13)              9        N/A
Realized investment gains (losses)                                  (46)              77           2              60        (97)
Income tax (expense) benefit on realized
    investment gains (losses)                                        15              (29)          -             (21)       N/A
                                                             ----------    -------------   ---------   -------------
Net income (loss)                                            $      (25)   $      (1,039)  $     (11)  $          48       (123) %
                                                             ==========    =============   =========   =============

THREE MONTHS ENDED                                                CORPORATE & OTHER NON-CORE             TOTAL OPERATIONS
SEPTEMBER 30                                                                     FAV / (UNFAV)                      FAV / (UNFAV)
(In millions)                                                  2004      2003      % CHANGE      2004       2003      % CHANGE
---------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                          $      6  $     63      (90)%     $   1,947  $  2,126        (8)%
Insurance claims & policyholders' benefits                         34     1,230       97           1,591     4,277        63
Policyholders' dividends                                           (1)        1      200               5        65        92
Insurance related expenses                                         (8)       76      111             708     1,076        34
Net investment income                                              64        46       39             359       352         2
Other revenues                                                     (7)      (20)      65              73        83       (12)
Other expenses                                                     16         1      N/A              87        87         -
                                                             --------  --------                ---------  --------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                     22    (1,219)     102             (12)   (2,944)      100
Income tax (expense) benefit                                       (1)      431     (100)             32     1,065       (97)
Minority interest                                                   -         1      N/A              (6)       14      (143)
                                                             --------  --------                ---------  --------
Income (loss) before net realized investment gains (losses)        21      (787)     103              14    (1,865)      101
Realized investment gains (losses)                                (18)       27     (167)            (62)      164      (138)
Income tax (expense) benefit on realized
    investment gains (losses)                                       5        (9)     156              20       (59)      134
                                                             --------  --------                ---------  --------
Net income (loss)                                            $      8  $   (769)     101 %     $     (28) $ (1,760)       98 %
                                                             ========  ========                =========  ========

                                                                    P&C OPERATIONS                 LIFE & GROUP NON-CORE
OTHER FINANCIAL DATA                                                                                                   FAV / (UNFAV)
PROPERTY & CASUALTY COMPANY INFORMATION                         2004             2003         2004         2003          % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                                       $    2,127    $       2,343   $     225   $         312       (28) %
Net written premiums                                              1,645            1,556         133             127         5
Net earned premiums                                               1,759            1,452         138             128         8
Underwriting loss                                                  (207)          (1,829)        (99)           (102)        3  %

FINANCIAL RATIOS
Loss & LAE                                                         74.6 %          165.6 %     136.7 %         150.9 %
Acquisition expense                                                25.4             40.6        12.4            20.8
Underwriting expense                                               11.2             15.5        22.0             7.8
Dividends                                                           0.6              4.2           -               -
                                                             ----------    -------------   ---------   -------------
Expense ratio, including dividends                                 37.2             60.3        34.4            28.6
                                                             ----------    -------------   ---------   -------------
Combined ratio                                                    111.8 %          225.9 %     171.1 %         179.5 %
                                                             ==========    =============   =========   =============

                                                              CORPORATE & OTHER NON-CORE              TOTAL OPERATIONS
OTHER FINANCIAL DATA                                                            FAV / (UNFAV)                         FAV / (UNFAV)
PROPERTY & CASUALTY COMPANY INFORMATION                     2004       2003       % CHANGE       2004       2003        % CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                                    $    478   $    647      (26)%      $   2,830   $   3,302     (14)%
Net written premiums                                             1        107      (99)           1,779       1,790      (1)
Net earned premiums                                              6         92      (93)           1,903       1,672      14
Underwriting loss                                              (26)    (1,257)      98 %           (332)     (3,188)     90 %

FINANCIAL RATIOS
Loss & LAE                                                     N/A %      N/A %                    80.6 %     230.6 %
Acquisition expense                                           29.8       56.8                      24.4        40.1
Underwriting expense                                         (18.4)      42.4                      12.0        16.3
Dividends                                                        -          -                       0.5         3.7
                                                          --------   --------                 ---------   ---------
Expense ratio, including dividends                            11.4       99.2                      36.9        60.1
                                                          --------   --------                 ---------   ---------
Combined ratio                                                 N/A %      N/A %                   117.5 %     290.7 %
                                                          ========   ========                 =========   =========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY RESULTS OF OPERATIONS

NINE MONTHS ENDED                              STANDARD LINES               SPECIALTY LINES                  P&C OPERATIONS
SEPTEMBER 30                                             FAV / (UNFAV)                  FAV / (UNFAV)                  FAV / (UNFAV)
(In millions)                             2004    2003    % CHANGE       2004    2003    % CHANGE      2004     2003     % CHANGE
--------------------------------------  ------- -------- -------------  ------- ------- ------------- ------- -------- -------------
Gross written premiums                  $4,494  $ 4,911       (8)%      $2,092  $1,959        7%      $6,586  $ 6,870      (4)%
Net written premiums                     3,520    3,388        4         1,772   1,491       19        5,292    4,879       8

Net earned premiums                      3,756    3,238       16         1,672   1,338       25        5,428    4,576      19
Claim and claim adjustment expenses      2,701    3,570       24         1,059   1,309       19        3,760    4,879      23
Acquisition expenses                       860    1,003       14           318     255      (25)       1,178    1,258       6
Underwriting expenses                      448      512       13           125     132        5          573      644      11
Policyholders' dividends                     2       86       98             5       2     (150)           7       88      92
                                        ------  -------                 ------  ------                ------  -------
Underwriting income (loss)                (255)  (1,933)      87           165    (360)     146          (90)  (2,293)     96
                                        ------  -------                 ------  ------                ------  -------
Net investment income                      382      289       32           182     149       22          564      438      29
Other revenues                             102      166      (39)           93      82       13          195      248     (21)
Other expenses                              84      158       47            84      68      (24)         168      226      26
                                        ------  -------                 ------  ------                ------  -------
Income (loss) before income tax,
    minority interest and net realized
    investment gains                       145   (1,636)     109           356    (197)     N/A          501   (1,833)    127
Income tax (expense) benefit                (1)     600     (100)         (107)     88      N/A         (108)     688    (116)
Minority interest                           (6)      (1)     N/A           (13)     10      N/A          (19)       9     N/A
                                        ------  -------                 ------  ------                ------  -------
Income (loss) before net realized
    investment gains                       138   (1,037)     113           236     (99)     N/A          374   (1,136)    133
Realized investment gains                  101      249      (59)           37      81      (54)         138      330     (58)
Income tax expense on realized
    investment gains                       (36)     (88)      59           (14)    (29)      52          (50)    (117)     57
                                        ------  -------                 ------  ------                ------  -------
Net income (loss)                       $  203  $  (876)     123%       $  259  $  (47)     N/A%      $  462  $  (923)    150%
                                        ======  =======                 ======  ======                ======  =======

FINANCIAL RATIOS
Loss & LAE                                71.9%   110.2%                  63.4%   97.8%                 69.3%   106.6%
Acquisition expense                       22.9     31.1                   19.0    19.0                  21.7     27.4
Underwriting expense                      11.9     15.7                    7.4     9.9                  10.6     14.2
Dividends                                  0.1      2.7                    0.3     0.2                   0.1      1.9
                                        ------  -------                 ------  ------                ------  -------
Expense ratio, including dividends        34.9     49.5                   26.7    29.1                  32.4     43.5
                                        ------  -------                 ------  ------                ------  -------
Combined ratio                           106.8%   159.7%                  90.1%  126.9%                101.7%   150.1%
                                        ======  =======                 ======  ======                ======  =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE AND CORPORATE & OTHER NON-CORE SEGMENTS RESULTS OF OPERATIONS

NINE MONTHS ENDED                           P&C OPERATIONS             LIFE & GROUP NON-CORE
SEPTEMBER 30                                                                          FAV / (UNFAV)
(In millions)                               2004       2003       2004      2003        % CHANGE
--------------------------------------    -------    --------    ------    -------    -------------
Net earned premiums                       $5,428     $ 4,576     $ 710     $1,800          (61)%
Insurance claims & policyholders'
    benefits                               3,760       4,879       981      1,784           45
Policyholders' dividends                       7          88        (1)         7          114
Insurance related expenses                 1,751       1,902       248        577           57
Net investment income                        564         438       457        618          (26)
Other revenues                               195         248        72        110          (35)
Other expenses                               168         226        58         66           12
                                          ------     -------     -----     ------
Income (loss) before income tax,
    minority interest and net realized
    investment gains (losses)                501      (1,833)      (47)        94         (150)
Income tax (expense) benefit                (108)        688        27        (18)         N/A
Minority interest                            (19)          9         -          -          N/A
                                          ------     -------     -----     ------
Income (loss) before net realized
    investment gains (losses)                374      (1,136)      (20)        76         (126)
Realized investment gains (losses)           138         330      (616)         9          N/A
Income tax (expense) benefit on
    realized investment gains (losses)       (50)       (117)      231         (3)         N/A
                                          ------     -------     -----     ------
Net income (loss)                         $  462     $  (923)    $(405)    $   82          N/A%
                                          ======     =======     =====     ======

NINE MONTHS ENDED                             CORPORATE & OTHER NON-CORE                TOTAL OPERATIONS
SEPTEMBER 30                                                    FAV / (UNFAV)                           FAV / (UNFAV)
(In millions)                              2004       2003        % CHANGE        2004        2003        % CHANGE
--------------------------------------    ------    --------    -------------    -------    --------    -------------
Net earned premiums                       $  83     $   328         (75)%        $6,221     $ 6,704           (7)%
Insurance claims & policyholders'
    benefits                                112       1,561          93           4,853       8,224           41
Policyholders' dividends                      -           1         N/A               6          96           94
Insurance related expenses                   42         169          75           2,041       2,648           23
Net investment income                       191         155          23           1,212       1,211            -
Other revenues                              (40)        (70)         43             227         288          (21)
Other expenses                               41           8         N/A             267         300           11
                                          -----     -------                      ------     -------
Income (loss) before income tax,
    minority interest and net realized
    investment gains (losses)                39      (1,326)        103             493      (3,065)         116
Income tax (expense) benefit                  -         474         N/A             (81)      1,144         (107)
Minority interest                             -           -         N/A             (19)          9          N/A
                                          -----     -------                      ------     -------
Income (loss) before net realized
    investment gains (losses)                39        (852)        105             393      (1,912)         121
Realized investment gains (losses)           63         127         (50)           (415)        466         (189)
Income tax (expense) benefit on
    realized investment gains (losses)      (23)        (41)         44             158        (161)         198
                                          -----     -------                      ------     -------
Net income (loss)                         $  79     $  (766)        110%         $  136     $(1,607)         108%
                                          =====     =======                      ======     =======

                                             P&C OPERATIONS           LIFE & GROUP NON-CORE
OTHER FINANCIAL DATA                                                                  FAV / (UNFAV)
PROPERTY & CASUALTY COMPANY INFORMATION     2004       2003       2004      2003        % CHANGE
---------------------------------------   -------    --------    -------   -------    -------------
Gross written premiums                    $6,586     $ 6,870     $  837    $  989         (15)%
Net written premiums                       5,292       4,879        472       396          19
Net earned premiums                        5,428       4,576        454       390          16
Underwriting loss                            (90)     (2,293)      (284)     (231)        (23)%

FINANCIAL RATIOS
Loss & LAE                                  69.3%      106.6%     136.8%    130.2%
Acquisition expense                         21.7        27.4        9.0      17.7
Underwriting expense                        10.6        14.2       16.6      11.4
Dividends                                    0.1         1.9          -         -
                                          ------     -------     ------    ------
Expense ratio, including dividends          32.4        43.5       25.6      29.1
                                          ------     -------     ------    ------
Combined ratio                             101.7%      150.1%     162.4%    159.3%
                                          ======     =======     ======    ======

                                              CORPORATE & OTHER NON-CORE                   TOTAL OPERATIONS
OTHER FINANCIAL DATA                                             FAV / (UNFAV)                            FAV / (UNFAV)
Property & Casualty Company Information    2004        2003        % CHANGE         2004        2003        % CHANGE
---------------------------------------   -------    --------    -------------    --------    --------    ------------
Gross written premiums                    $1,596     $ 2,121          (25)%       $ 9,019     $ 9,980         (10)%
Net written premiums                         (19)        441         (104)          5,745       5,716           1
Net earned premiums                          100         402          (75)          5,982       5,368          11
Underwriting loss                            (71)     (1,416)          95%           (445)     (3,940)         89%

FINANCIAL RATIOS
Loss & LAE                                 127.7%      407.5%                        75.4%      130.8%
Acquisition expense                         24.6        31.7                         20.8        27.1
Underwriting expense                        19.4        13.7                         11.1        13.8
Dividends                                      -           -                          0.1         1.7
                                          ------     -------                      -------     -------
Expense ratio, including dividends          44.0        45.4                         32.0        42.6
                                          ------     -------                      -------     -------
Combined ratio                             171.7%      452.9%                       107.4%      173.4%
                                          ======     =======                      =======     =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY OPERATIONS AND CORPORATE & OTHER NON-CORE SEGMENT - CATASTROPHE LOSSES

CATASTROPHE LOSSES (PRETAX)                                                                        CORPORATE & OTHER
(In millions)                             STANDARD LINES     SPECIALTY LINES     P&C OPERATIONS         NON-CORE        TOTAL (1)
-------------------------------------     --------------     ---------------     --------------    -----------------    ---------
Three months ended September 30, 2004        $ 245                $  10               $ 255              $   3           $ 258
Nine months ended September 30, 2004           255                   13                 268                  3             271

Three months ended September 30, 2003        $  46                $   1               $  47              $  10           $  57
Nine months ended September 30, 2003           108                    3                 111                 21             132

CATASTROPHE LOSSES (AFTER-TAX)                                                                     CORPORATE & OTHER
(In millions)                             STANDARD LINES     SPECIALTY LINES     P&C OPERATIONS         NON-CORE        TOTAL (1)
-------------------------------------     --------------     ---------------     --------------    -----------------    ---------
Three months ended September 30, 2004        $ 159                $   7              $ 166               $   2           $ 168
Nine months ended September 30, 2004           166                    8                174                   2             176

Three months ended September 30, 2003        $  29                $   1              $  30               $   7           $  37
Nine months ended September 30, 2003            70                    2                 72                  14              86

(1) For the three and nine months ended September 30, 2004, the above amounts exclude $5 million pretax ($3 million after-tax) of reinstatement premium and $15 million pretax ($10 million after-tax) of estimated assessments related to the third quarter 2004 hurricanes. For the three and nine months ended September 30, 2004, the above amounts include losses of $248 million pretax ($161 million after-tax) related to Hurricanes Charley, Frances, Ivan and Jeanne.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME

                                                                                       STANDARD LINES
                                                ------------------------------------------------------------------------------------
(In millions)                                    1Q03      2Q03     3Q03      4Q03    YTD 2003     1Q04      2Q04    3Q04   YTD 2004
---------------------------------------------   ------    ------   -------   ------   --------    ------    ------   ----   --------
Limited partnership income                      $  13     $  43    $   35    $  35     $ 126      $  37     $  13     12     $  62
Interest on funds withheld and other deposits     (34)      (77)     (115)     (43)     (269)       (38)      (43)   (44)     (125)
Other investment income                           150       139       135      126       550        139       149    157       445
                                                -----     -----    ------    -----     -----      -----     -----    ---     -----
Net investment income                           $ 129     $ 105    $   55    $ 118     $ 407      $ 138     $ 119    125     $ 382
                                                =====     =====    ======    =====     =====      =====     =====    ===     =====

                                                                                       SPECIALTY LINES
                                                ------------------------------------------------------------------------------------
                                                 1Q03      2Q03     3Q03      4Q03    YTD 2003     1Q04      2Q04    3Q04   YTD 2004
                                                ------    ------   -------   ------   --------    ------    ------   ----   --------
Limited partnership income                      $   4     $  14    $   11    $  11     $  40      $  13     $   5      4     $  22
Interest on funds withheld and other deposits      (5)       (7)      (11)      (2)      (25)        (2)       (2)    (3)       (7)
Other investment income                            50        46        47       43       186         51        56     60       167
                                                -----     -----    ------    -----     -----      -----     -----    ---     -----
Net investment income                           $  49     $  53    $   47    $  52     $ 201      $  62     $  59     61     $ 182
                                                =====     =====    ======    =====     =====      =====     =====    ===     =====

                                                                                        P&C OPERATIONS
                                                ------------------------------------------------------------------------------------
                                                 1Q03      2Q03     3Q03      4Q03    YTD 2003     1Q04      2Q04    3Q04   YTD 2004
                                                ------    ------   -------   ------   --------    ------    ------   ----   --------
Limited partnership income                      $  17     $  57    $   46    $  46     $  166     $  50     $  18     16     $  84
Interest on funds withheld and other deposits     (39)      (84)     (126)     (45)      (294)      (40)      (45)   (47)     (132)
Other investment income                           200       185       182      169        736       190       205    217       612
                                                -----     -----    ------    -----      -----     -----     -----    ---     -----
Net investment income                           $ 178     $ 158    $  102    $ 170     $  608     $ 200     $ 178    186     $ 564
                                                =====     =====    ======    =====     ======     =====     =====    ===     =====

                                                                                      LIFE & GROUP NON-CORE
                                                ------------------------------------------------------------------------------------
                                                 1Q03      2Q03     3Q03      4Q03    YTD 2003     1Q04      2Q04    3Q04   YTD 2004
                                                ------    ------   -------   ------   --------    ------    ------   ----   --------
Limited partnership income                      $   1     $    -   $    1    $   1     $   3      $   1     $   -      2     $   3
Interest on funds withheld and other deposits       -          -        -        -         -          -         -      -         -
Income from trading securities (1) (2)              -          -        -        -         -         28        19    (19)       28
Other investment income                           202        211      203      202       818        177       123    126       426
                                                -----     ------   ------    -----     -----      -----     -----    ---     -----
Net investment income (2)                       $ 203     $  211   $  204    $ 203     $ 821      $ 206     $ 142    109     $ 457
                                                =====     ======   ======    =====     =====      =====     =====    ===     =====

                                                                                   CORPORATE & OTHER NON-CORE
                                                ------------------------------------------------------------------------------------
                                                 1Q03      2Q03     3Q03      4Q03    YTD 2003     1Q04      2Q04    3Q04   YTD 2004
                                                ------    ------   -------   ------   --------    ------    ------   ----   --------
Limited partnership income                      $   5     $  18    $   14    $  15     $   52     $  16     $   6      6     $  28
Interest on funds withheld and other deposits      (8)       (9)      (22)     (11)       (50)      (10)      (11)    (8)      (29)
Other investment income                            54        49        54       59        216        61        65     66       192
                                                -----     -----    ------    -----     ------     -----     -----    ---     -----
Net investment income                           $  51     $  58    $   46    $  63     $  218     $  67     $  60     64     $ 191
                                                =====     =====    ======    =====     ======     =====     =====    ===     =====

                                                                                        TOTAL OPERATIONS
                                                ------------------------------------------------------------------------------------
                                                 1Q03      2Q03     3Q03      4Q03    YTD 2003     1Q04      2Q04    3Q04   YTD 2004
                                                ------    ------   -------   ------   --------    ------    ------   ----   --------
Limited partnership income                      $  23     $  75    $   61    $  62     $  221     $  67     $  24     24    $   115
Interest on funds withheld and other deposits     (47)      (93)     (148)     (56)      (344)      (50)      (56)   (55)      (161)
Income from trading securities (1)(2)               -         -         -        -          -        28        19    (19)        28
Other investment income                           456       445       439      430      1,770       428       393    409      1,230
                                                -----     -----    ------    -----      -----     -----     -----    ---    -------
Net investment income (2)                       $ 432     $427     $  352    $ 436     $1,647     $ 473     $ 380    359    $ 1,212
                                                =====     =====    ======    =====     ======     =====     =====    ===    =======

(1) Includes $8 million, $6 million and $1 million for the first quarter, second quarter and third quarter of 2004 related to limited partnership investment income that supports indexed group annuity contracts.

(2) Net investment income in 2004 includes income from trading securities. See Accounting Pronouncements on page ii for the discussion of SOP 03-01.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATUTORY DATA - PRELIMINARY

PERIOD ENDED SEPTEMBER 30                       THREE MONTHS                                  NINE MONTHS
INCOME STATEMENT                        (PRELIMINARY)              FAV / (UNFAV)    (PRELIMINARY)                FAV / (UNFAV)
(In millions)                                2004         2003       % CHANGE           2004           2003        % CHANGE
-------------------------------------   -------------   --------   -------------    -------------    --------    -------------
PROPERTY & CASUALTY COMPANIES
   Gross written premiums                   $2,287      $ 3,141         (27)%         $ 7,083        $ 9,512        (26)%
   Net written premiums                      1,697        1,628           4             5,385          5,214          3

   Net earned premiums                       1,603        1,412         (14)            5,065          4,628         (9)
   Claim and claim adjustment expenses       1,326        3,288          60             4,024          6,113         34
   Acquisition expenses                        279          350          20               916          1,062         14
   Underwriting expenses                       231          596          61               577          1,038         44
   Policyholders' dividends                     11           11           -                32             51         37
                                            ------      -------                       -------        -------
   Underwriting Loss                          (244)      (2,833)         91              (484)        (3,636)        87
   Net investment income                       328          288          14               963            848         14
   Other revenues/expenses                    (191)        (145)        (32)             (323)          (272)       (19)
   Income tax (expense) benefit                  2          658        (100)             (185)           712       (126)
   Net realized gains (losses)                 (27)         146        (118)              288            462        (38)
                                            ------      -------                       -------        -------
   Net income (loss)                        $ (132)     $(1,886)         93%           $  259        $(1,886)       114%
                                            ======      =======                       =======        =======
FINANCIAL RATIOS
    Loss and LAE                              82.7%       232.9%                         79.4%         132.1%
    Acquisition expense                       16.5         21.5                          17.0           20.4
    Underwriting expense                      13.6         36.6                          10.8           19.9
    Policyholders' dividends                   0.7          0.8                           0.6            1.1
                                            ------      -------                       -------        -------
    Expense ratio                             30.8         58.9                          28.4           41.4
                                            ------      -------                       -------        -------
    Combined ratio                           113.5%       291.8%                        107.8%         173.5%
                                            ======      =======                       =======        =======
LIFE COMPANIES (2)
    Earned premium                          $   43      $   496                        $  278        $ 1,476

 SUPPLEMENTAL STATUTORY DATA            (PRELIMINARY)
(In millions)                        SEPTEMBER 30, 2004       DECEMBER 31, 2003
------------------------------       ------------------       -----------------
 PROPERTY & CASUALTY COMPANIES
    Statutory surplus (1)                 $  6,603                $   6,170

 LIFE COMPANIES
   Statutory surplus                      $  1,255                $     707
   Gross life insurance in force            61,432                  388,968

(1) Surplus includes the Property & Casualty Companies' equity ownership of the life insurance subsidiaries.

(2)   Life Companies are CAC/VFL

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY OPERATIONS
LOSS AND LAE RATIO ANALYSIS

                                                                     STANDARD LINES
                                                        --------------------------------------------
                                                         2004 YTD         2003 FY          2003 FY
                                                        EVALUATED AT    EVALUATED AT    EVALUATED AT
                                                          9/30/04         12/31/03         9/30/04
                                                        ------------    ------------    ------------
Gross Accident Year                                          69.4%         65.4%            63.3%
     Impact of Other Reinsurance                              0.7           2.4              2.7
                                                             ----          ----             ----
Net Accident Year                                            70.1          67.8             66.0%
                                                                                            ====
     Impact of Corporate Covers                              (0.1)         (6.4)
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance           1.9          36.7
                                                             ----          ----
Net Calendar Year                                            71.9%         98.1%
                                                             ====          ====

                                                                      SPECIALTY LINES
                                                        --------------------------------------------
                                                          2004 YTD         2003 FY        2003 FY
                                                        EVALUATED AT    EVALUATED AT    EVALUATED AT
                                                           9/30/04        12/31/03        9/30/04
                                                        ------------    ------------    ------------
Gross Accident Year                                         64.2%           67.1%          64.9%
     Impact of Other Reinsurance                            (1.0)            1.8            0.1
                                                            ----            ----           ----
Net Accident Year                                           63.2            68.9           65.0%
                                                                                           ====
     Impact of Corporate Covers                              0.7            (1.9)
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance         (0.5)           22.6
                                                            ----            ----
Net Calendar Year                                           63.4%           89.6%
                                                            ====            ====

                                                                       P&C OPERATIONS
                                                        --------------------------------------------
                                                          2004 YTD        2003 FY         2003 FY
                                                        EVALUATED AT    EVALUATED AT    EVALUATED AT
                                                          9/30/04         12/31/03        9/30/04
                                                        ------------    ------------    ------------

Gross Accident Year                                         67.8%           65.9%          63.8%
     Impact of Other Reinsurance                             0.1             2.2            1.9
                                                            ----            ----           ----
Net Accident Year                                           67.9            68.1           65.7%
                                                                                           ====
     Impact of Corporate Covers                              0.1            (5.1)
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance          1.3            32.6
                                                            ----            ----
Net Calendar Year                                           69.3%           95.6%
                                                            ====            ====

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF CATASTROPHES

                                                       STANDARD LINES                               SPECIALTY LINES
THREE MONTHS ENDED                      2004 RESULTS                                 2004 RESULTS
SEPTEMBER 30, 2004                         BEFORE       IMPACT OF                       BEFORE       IMPACT OF
(In millions)                           CATASTROPHES   CATASTROPHES   2004 RESULTS   CATASTROPHES   CATASTROPHES   2004 RESULTS
--------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Net earned premiums                     $      1,188   $         (5)  $      1,183   $        576   $          -   $        576
Claim and claim adjustment expenses              706            245            951            351             10            361
Acquisition expenses                             317             14            331            114              1            115
Underwriting expenses                            155              -            155             43              -             43
Policyholders' dividends                           8              -              8              2              -              2
                                        ------------   ------------   ------------   ------------   ------------   ------------
Underwriting income (loss)                         2           (264)          (262)            66            (11)            55
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net investment income                            125              -            125             61              -             61
Other revenues                                    32              -             32             36              -             36
Other expenses                                    25              -             25             29              -             29
                                        ------------   ------------   ------------   ------------   ------------   ------------
Income (loss) before income tax,
    minority interest and net realized
    investment gains                             134           (264)          (130)           134            (11)           123
Income tax (expense) benefit                     (34)            92             58            (43)             4            (39)
Minority interest                                 (2)             -             (2)            (4)             -             (4)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Income (loss) before net realized
    investment losses                             98           (172)           (74)            87             (7)            80
Realized investment losses                       (33)             -            (33)           (13)             -            (13)
Income tax benefit on realized
    investment losses                             10              -             10              5              -              5
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net income (loss)                       $         75   $       (172)  $        (97)  $         79   $         (7)  $         72
                                        ============   ============   ============   ============   ============   ============

FINANCIAL RATIOS
Loss & LAE                                      59.4%                         80.4%          61.1%                         62.8%
Acquisition expense                             26.6                          27.9           19.9                          20.1
Underwriting expense                            13.2                          13.2            7.1                           7.1
Dividends                                        0.7                           0.7            0.4                           0.4
                                        ------------                  ------------   ------------                  ------------
Expense ratio, including dividends              40.5                          41.8           27.4                          27.6
                                        ------------                  ------------   ------------                  ------------
Combined ratio                                  99.9%                        122.2%          88.5%                         90.4%
                                        ============                  ============   ============                  ============

                                                     P&C OPERATIONS
THREE MONTHS ENDED                      2004 RESULTS
SEPTEMBER 30, 2004                         BEFORE       IMPACT OF
(In millions)                           CATASTROPHES   CATASTROPHES   2004 RESULTS
--------------------------------------  ------------   ------------   ------------
Net earned premiums                     $      1,764   $         (5)  $      1,759
Claim and claim adjustment expenses            1,057            255          1,312
Acquisition expenses                             431             15            446
Underwriting expenses                            198              -            198
Policyholders' dividends                          10              -             10
                                        ------------   ------------   ------------
Underwriting income (loss)                        68           (275)          (207)
                                        ------------   ------------   ------------
Net investment income                            186              -            186
Other revenues                                    68              -             68
Other expenses                                    54              -             54
                                        ------------   ------------   ------------
Income (loss) before income tax,
    minority interest and net realized
    investment gains                             268           (275)            (7)
Income tax (expense) benefit                     (77)            96             19
Minority interest                                 (6)             -             (6)
                                        ------------   ------------   ------------
Income (loss) before net realized
    investment losses                            185           (179)             6
Realized investment losses                       (46)             -            (46)
Income tax benefit on realized
    investment losses                             15              -             15
                                        ------------   ------------   ------------
Net income (loss)                       $        154   $       (179)  $        (25)
                                        ============   ============   ============
FINANCIAL RATIOS
Loss & LAE                                      59.9%                         74.6%
Acquisition expense                             24.4                          25.4
Underwriting expense                            11.2                          11.2
Dividends                                        0.6                           0.6
                                        ------------                  ------------
Expense ratio, including dividends              36.2                          37.2
                                        ------------                  ------------
Combined ratio                                  96.1%                        111.8%
                                        ============                  ============

                                                         STANDARD LINES                               SPECIALTY LINES
THREE MONTHS ENDED                         2003 RESULTS                                 2003 RESULTS
SEPTEMBER 30, 2003                            BEFORE       IMPACT OF                       BEFORE       IMPACT OF
(In millions)                              CATASTROPHES   CATASTROPHES   2003 RESULTS   CATASTROPHES   CATASTROPHES   2003 RESULTS
-----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Net earned premiums                        $      1,001   $          -   $      1,001   $        451   $          -   $        451
Claim and claim adjustment expenses               1,735             46          1,781            622              1            623
Acquisition expenses                                499              -            499             93              -             93
Underwriting expenses                               180              -            180             44              -             44
Policyholders' dividends                             60              -             60              1              -              1
                                           ------------   ------------   ------------   ------------   ------------   ------------
Underwriting loss                                (1,473)           (46)        (1,519)          (309)            (1)          (310)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net investment income                                55              -             55             47              -             47
Other revenues                                       34              -             34             35              -             35
Other expenses                                       35              -             35             30              -             30
                                           ------------   ------------   ------------   ------------   ------------   ------------
Loss before income tax, minority interest
    and net realized investment gains            (1,419)           (46)        (1,465)          (257)            (1)          (258)
Income tax benefit                                  503             17            520            103              -            103
Minority interest                                    (2)             -             (2)            15              -             15
                                           ------------   ------------   ------------   ------------   ------------   ------------
Loss before net realized investment gains          (918)           (29)          (947)          (139)            (1)          (140)
Realized investment gains                            58              -             58             19              -             19
Income tax expense on realized investment
    gains                                           (22)             -            (22)            (7)             -             (7)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net loss                                   $       (882)  $        (29)  $       (911)  $       (127)  $         (1)  $       (128)
                                           ============   ============   ============   ============   ============   ============

FINANCIAL RATIOS
Loss & LAE                                        173.3%                        177.9%         137.9%                        138.1%
Acquisition expense                                49.8                          49.8           20.5                          20.5
Underwriting expense                               18.0                          18.0            9.8                           9.8
Dividends                                           6.0                           6.0            0.3                           0.3
                                           ------------                  ------------   ------------                  ------------
Expense ratio, including dividends                 73.8                          73.8           30.6                          30.6
                                           ------------                  ------------   ------------                  ------------
Combined ratio                                    247.1%                        251.7%         168.5%                        168.7%
                                           ============                  ============   ============                  ============

                                                         P&C OPERATIONS
THREE MONTHS ENDED                         2003 RESULTS
SEPTEMBER 30, 2003                            BEFORE       IMPACT OF
(In millions)                              CATASTROPHES   CATASTROPHES   2003 RESULTS
-----------------------------------------  ------------   ------------   ------------
Net earned premiums                        $      1,452   $          -   $      1,452
Claim and claim adjustment expenses               2,357             47          2,404
Acquisition expenses                                592              -            592
Underwriting expenses                               224              -            224
Policyholders' dividends                             61              -             61
                                           ------------   ------------   ------------
Underwriting loss                                (1,782)           (47)        (1,829)
                                           ------------   ------------   ------------
Net investment income                               102              -            102
Other revenues                                       69              -             69
Other expenses                                       65              -             65
                                           ------------   ------------   ------------
Loss before income tax, minority interest
    and net realized investment gains            (1,676)           (47)        (1,723)
Income tax benefit                                  606             17            623
Minority interest                                    13              -             13
                                           ------------   ------------   ------------
Loss before net realized investment gains        (1,057)           (30)        (1,087)
Realized investment gains                            77              -             77
Income tax expense on realized investment
    gains                                           (29)             -            (29)
                                           ------------   ------------   ------------
Net loss                                   $     (1,009)  $        (30)  $     (1,039)
                                           ============   ============   ============

FINANCIAL RATIOS
Loss & LAE                                        162.4%                         165.6%
Acquisition expense                                40.6                           40.6
Underwriting expense                               15.5                           15.5
Dividends                                           4.2                            4.2
                                           ------------                   ------------
Expense ratio, including dividends                 60.3                           60.3
                                           ------------                   ------------
Combined ratio                                    222.7%                         225.9%
                                           ============                   ============

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF CATASTROPHES

                                                       STANDARD LINES                             SPECIALTY LINES
NINE MONTHS ENDED                       2004 RESULTS                                 2004 RESULTS
SEPTEMBER 30, 2004                         BEFORE       IMPACT OF                       BEFORE       IMPACT OF
(In millions)                           CATASTROPHES   CATASTROPHES   2004 RESULTS   CATASTROPHES   CATASTROPHES   2004 RESULTS
--------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Net earned premiums                     $      3,761   $         (5)  $      3,756   $      1,672   $          -   $      1,672
Claim and claim adjustment expenses            2,446            255          2,701          1,046             13          1,059
Acquisition expenses                             846             14            860            317              1            318
Underwriting expenses                            448              -            448            125              -            125
Policyholders' dividends                           2              -              2              5              -              5
                                        ------------   ------------   ------------   ------------   ------------   ------------
Underwriting income (loss)                        19           (274)          (255)           179            (14)           165
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net investment income                            382              -            382            182              -            182
Other revenues                                   102              -            102             93              -             93
Other expenses                                    84              -             84             84              -             84
                                        ------------   ------------   ------------   ------------   ------------   ------------
Income (loss) before income tax,
    minority interest and net realized
    investment gains                             419           (274)           145            370            (14)           356
Income tax (expense) benefit                     (97)            96             (1)          (112)             5           (107)
Minority interest                                 (6)             -             (6)           (13)             -            (13)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Income (loss) before net realized
    investment gains                             316           (178)           138            245             (9)           236
Realized investment gains                        101              -            101             37              -             37
Income tax expense on realized
    investment gains                             (36)             -            (36)           (14)             -            (14)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net income (loss)                       $        381   $       (178)  $        203   $        268   $         (9)  $        259
                                        ============   ============   ============   ============   ============   ============

FINANCIAL RATIOS
Loss & LAE                                      65.0%                         71.9%          62.6%                         63.4%
Acquisition expense                             22.5                          22.9           19.0                          19.0
Underwriting expense                            11.9                          11.9            7.4                           7.4
Dividends                                        0.1                           0.1            0.3                           0.3
                                        ------------                  ------------   ------------                  ------------
Expense ratio, including dividends              34.5                          34.9           26.7                          26.7
                                        ------------                  ------------   ------------                  ------------
Combined ratio                                  99.5%                        106.8%          89.3%                         90.1%
                                        ============                  ============   ============                  ============

                                                      P&C OPERATIONS
NINE MONTHS ENDED                       2004 RESULTS
SEPTEMBER 30, 2004                         BEFORE       IMPACT OF
(In millions)                           CATASTROPHES   CATASTROPHES   2004 RESULTS
--------------------------------------  ------------   ------------   ------------
Net earned premiums                     $      5,433   $         (5)  $      5,428
Claim and claim adjustment expenses            3,492            268          3,760
Acquisition expenses                           1,163             15          1,178
Underwriting expenses                            573              -            573
Policyholders' dividends                           7              -              7
                                        ------------   ------------   ------------
Underwriting income (loss)                       198           (288)           (90)
                                        ------------   ------------   ------------
Net investment income                            564              -            564
Other revenues                                   195              -            195
Other expenses                                   168              -            168
                                        ------------   ------------   ------------
Income (loss) before income tax,
    minority interest and net realized
    investment gains                             789           (288)           501
Income tax (expense) benefit                    (209)           101           (108)
Minority interest                                (19)             -            (19)
                                        ------------   ------------   ------------
Income (loss) before net realized
    investment gains                             561           (187)           374
Realized investment gains                        138              -            138
Income tax expense on realized
    investment gains                             (50)             -            (50)
                                        ------------   ------------   ------------
Net income (loss)                       $        649   $       (187)  $        462
                                        ============   ============   ============

FINANCIAL RATIOS
Loss & LAE                                      64.3%                         69.3%
Acquisition expense                             21.4                          21.7
Underwriting expense                            10.6                          10.6
Dividends                                        0.1                           0.1
                                        ------------                  ------------
Expense ratio, including dividends              32.1                          32.4
                                        ------------                  ------------
Combined ratio                                  96.4%                        101.7%
                                        ============                  ============

                                                          STANDARD LINES                               SPECIALTY LINES
NINE MONTHS ENDED                          2003 RESULTS                                 2003 RESULTS
SEPTEMBER 30, 2003                            BEFORE       IMPACT OF                       BEFORE       IMPACT OF
(In millions)                              CATASTROPHES   CATASTROPHES   2003 RESULTS   CATASTROPHES   CATASTROPHES   2003 RESULTS
-----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Net earned premiums                        $      3,238   $          -   $      3,238   $      1,338   $          -   $      1,338
Claim and claim adjustment expenses               3,462            108          3,570          1,306              3          1,309
Acquisition expenses                              1,003              -          1,003            255              -            255
Underwriting expenses                               512              -            512            132              -            132
Policyholders' dividends                             86              -             86              2              -              2
                                           ------------   ------------   ------------   ------------   ------------   ------------
Underwriting loss                                (1,825)          (108)        (1,933)          (357)            (3)          (360)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net investment income                               289              -            289            149              -            149
Other revenues                                      166              -            166             82              -             82
Other expenses                                      158              -            158             68              -             68
                                           ------------   ------------   ------------   ------------   ------------   ------------
Loss before income tax, minority
    interest and net realized investment
    gains                                        (1,528)          (108)        (1,636)          (194)            (3)          (197)
Income tax benefit                                  562             38            600             87              1             88
Minority interest                                    (1)             -             (1)            10              -             10
                                           ------------   ------------   ------------   ------------   ------------   ------------
Loss before net realized investment gains          (967)           (70)        (1,037)           (97)            (2)           (99)
Realized investment gains                           249              -            249             81              -             81
Income tax expense on realized investment
    gains                                           (88)             -            (88)           (29)             -            (29)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net loss                                   $       (806)  $        (70)  $       (876)  $        (45)  $         (2)  $        (47)
                                           ============   ============   ============   ============   ============   ============

FINANCIAL RATIOS
Loss & LAE                                        106.9%                        110.2%          97.6%                         97.8%
Acquisition expense                                31.1                          31.1           19.0                          19.0
Underwriting expense                               15.7                          15.7            9.9                           9.9
Dividends                                           2.7                           2.7            0.2                           0.2
                                           ------------                  ------------   ------------                  ------------
Expense ratio, including dividends                 49.5                          49.5           29.1                          29.1
                                           ------------                  ------------   ------------                  ------------
Combined ratio                                    156.4%                        159.7%         126.7%                        126.9%
                                           ============                  ============   ============                  ============

                                                          P&C OPERATIONS
NINE MONTHS ENDED                          2003 RESULTS
SEPTEMBER 30, 2003                            BEFORE       IMPACT OF
(In millions)                              CATASTROPHES   CATASTROPHES   2003 RESULTS
-----------------------------------------  ------------   ------------   ------------
Net earned premiums                        $      4,576   $          -   $      4,576
Claim and claim adjustment expenses               4,768            111          4,879
Acquisition expenses                              1,258              -          1,258
Underwriting expenses                               644              -            644
Policyholders' dividends                             88              -             88
                                           ------------   ------------   ------------
Underwriting loss                                (2,182)          (111)        (2,293)
                                           ------------   ------------   ------------
Net investment income                               438              -            438
Other revenues                                      248              -            248
Other expenses                                      226              -            226
                                           ------------   ------------   ------------
Loss before income tax, minority
    interest and net realized investment
    gains                                        (1,722)          (111)        (1,833)
Income tax benefit                                  649             39            688
Minority interest                                     9              -              9
                                           ------------   ------------   ------------
Loss before net realized investment gains        (1,064)           (72)        (1,136)
Realized investment gains                           330              -            330
Income tax expense on realized investment
    gains                                          (117)             -           (117)
                                           ------------   ------------   ------------
Net loss                                   $       (851)  $        (72)  $       (923)
                                           ============   ============   ============

FINANCIAL RATIOS
Loss & LAE                                        104.2%                        106.6%
Acquisition expense                                27.4                          27.4
Underwriting expense                               14.2                          14.2
Dividends                                           1.9                           1.9
                                           ------------                  ------------
Expense ratio, including dividends                 43.5                          43.5
                                           ------------                  ------------
Combined ratio                                    147.7%                        150.1%
                                           ============                  ============

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE SEGMENT - GAAP RESULTS OF OPERATIONS

THREE MONTHS ENDED                                         LIFE & GROUP NON-CORE
SEPTEMBER 30, 2004                                         EXCLUDING BUSINESSES   LIFE & GROUP NON-CORE   TOTAL LIFE & GROUP
(In millions)                                                    SOLD (1)          BUSINESSES SOLD (2)   NON-CORE AS REPORTED
---------------------------------------------------------  ---------------------  ---------------------  --------------------
Net earned premiums                                                $ 182                   $  -                 $ 182
Insurance claims & policyholders' benefits                           234                     11                   245
Policyholders' dividends                                              (5)                     1                    (4)
Insurance related expenses                                            54                     18                    72
Net investment income                                                107                      2                   109
Other revenues                                                         9                      3                    12
Other expenses                                                        15                      2                    17
                                                                   -----                   ----                 -----
Loss before income tax and net realized investment gains
   (losses)                                                            -                    (27)                  (27)
Income tax benefit                                                     8                      6                    14
                                                                   -----                   ----                 -----
Income before net realized investment gains (losses)                   8                    (21)                  (13)
Realized investment gains (losses)                                   (10)                    12                     2
Income tax (expense) benefit on realized investment gains
   (losses)                                                            5                     (5)                    -
                                                                   -----                   ----                 -----
Net income (loss)                                                  $   3                   $(14)                $ (11)
                                                                   =====                   ====                 =====

THREE MONTHS ENDED                                           LIFE & GROUP NON-CORE
SEPTEMBER 30, 2003                                           EXCLUDING BUSINESSES   LIFE & GROUP NON-CORE   TOTAL LIFE & GROUP
(In millions)                                                      SOLD (1)          BUSINESSES SOLD (2)   NON-CORE AS REPORTED
-----------------------------------------------------------  ---------------------  ---------------------  --------------------
Net earned premiums                                                  $ 239                  $ 372                 $ 611
Insurance claims & policyholders' benefits                             336                    307                   643
Policyholders' dividends                                                (1)                     4                     3
Insurance related expenses                                              64                    120                   184
Net investment income                                                  119                     85                   204
Other revenues                                                          23                     11                    34
Other expenses                                                          10                     11                    21
                                                                     -----                  -----                 -----
Income (loss) before income tax and net realized investment
    gains                                                              (28)                    26                    (2)
Income tax (expense) benefit                                            20                     (9)                   11
                                                                     -----                  -----                 -----
Income before net realized investment gains                             (8)                    17                     9
Realized investment gains                                               36                     24                    60
Income tax expense on realized investment gains                        (14)                    (7)                  (21)
                                                                     -----                  -----                 -----
Net income                                                           $  14                  $  34                 $  48
                                                                     =====                  =====                 =====

(1) Retained life and group businesses principally include group and individual long term care, structured settlements, institutional markets and specialty medical.

(2) Life and group businesses sold include group business, individual life business and CNA Trust. Included in this column are the effects of shared corporate overhead expenses which continue to be allocated to the sold businesses.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE SEGMENT - GAAP RESULTS OF OPERATIONS

NINE MONTHS ENDED                                         LIFE & GROUP NON-CORE
SEPTEMBER 30, 2004                                        EXCLUDING BUSINESSES    LIFE & GROUP NON-CORE    TOTAL LIFE & GROUP
(In millions)                                                   SOLD (1)         BUSINESSES SOLD (2) (3)  NON-CORE AS REPORTED
--------------------------------------------------------  ---------------------  -----------------------  --------------------
Net earned premiums                                               $ 595                   $ 115                   $ 710
Insurance claims & policyholders' benefits                          852                     129                     981
Policyholders' dividends                                             (4)                      3                      (1)
Insurance related expenses                                          164                      84                     248
Net investment income                                               404                      53                     457
Other revenues                                                       42                      30                      72
Other expenses                                                       40                      18                      58
                                                                  -----                   -----                   -----
Loss before income tax and net realized investment gains
    (losses)                                                        (11)                    (36)                    (47)
Income tax benefit                                                   19                       8                      27
                                                                  -----                   -----                   -----
Income (loss) before net realized investment gains
    (losses)                                                          8                     (28)                    (20)
Realized investment gains (losses)                                    3                    (619)                   (616)
Income tax benefit on realized investment gains (losses)              -                     231                     231
                                                                  -----                   -----                   -----
Net income (loss)                                                 $  11                   $(416)                  $(405)
                                                                  =====                   =====                   =====

NINE MONTHS ENDED                                          LIFE & GROUP NON-CORE
SEPTEMBER 30, 2003                                         EXCLUDING BUSINESSES    LIFE & GROUP NON-CORE    TOTAL LIFE & GROUP
(In millions)                                                    SOLD (1)         BUSINESSES SOLD (2) (3)  NON-CORE AS REPORTED
---------------------------------------------------------  ---------------------  -----------------------  --------------------
Net earned premiums                                                $ 697                  $ 1,103                 $ 1,800
Insurance claims & policyholders' benefits                           885                      899                   1,784
Policyholders' dividends                                              (7)                      14                       7
Insurance related expenses                                           192                      385                     577
Net investment income                                                358                      260                     618
Other revenues                                                        69                       41                     110
Other expenses                                                        34                       32                      66
                                                                   -----                  -------                 -------
Income before income tax and net realized investment
    gains (losses)                                                    20                       74                      94
Income tax (expense) benefit                                           5                      (23)                    (18)
                                                                   -----                  -------                 -------
Income before net realized investment losses                          25                       51                      76
Realized investment gains (losses)                                    (2)                      11                       9
Income tax (expense) benefit on realized investment gains
    (losses)                                                           5                       (8)                     (3)
                                                                   -----                  -------                 -------
Net income                                                         $  28                  $    54                 $    82
                                                                   =====                  =======                 =======

(1) Retained life and group businesses principally include group and individual long term care, structured settlements, institutional markets and specialty medical.

(2) For the nine months ended September 30, 2004, net realized investment losses for Life & Group Non-Core businesses sold include a pretax impairment loss of $613 million ($384 million after-tax), related to the individual life business and CNA Trust.

(3) Life and group businesses sold include group business, individual life business and CNA Trust. Included in this column are the effects of shared corporate overhead expenses which continue to be allocated to the sold businesses.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ASBESTOS SUMMARY BY POLICYHOLDER CATEGORY

                                                                                        PERCENT OF
SEPTEMBER 30, 2004                          NUMBER OF       NET PAID     NET ASBESTOS  ASBESTOS NET
(In millions)                             POLICYHOLDERS  LOSSES IN 2004    RESERVES      RESERVES
----------------------------------------  -------------  --------------  ------------  ------------
POLICYHOLDERS WITH SETTLEMENT AGREEMENTS
   Structured Settlements                        11           $ 39          $  179          11%
   Wellington                                     4              4              19           1
   Coverage in Place                             31              8              81           5
   Fibreboard                                     1              -              54           3
                                              -----           ----          ------         ---
TOTAL WITH SETTLEMENT AGREEMENTS                 47             51             333          20

OTHER POLICYHOLDERS WITH ACTIVE ACCOUNTS
   Large Asbestos Accounts                      180             35             369          21
   Small Asbestos Accounts                    1,095             15             153           9
                                              -----           ----          ------         ---
TOTAL OTHER POLICYHOLDERS                     1,275             50             522          30

ASSUMED REINSURANCE & POOLS                       -              3             156           9

UNASSIGNED IBNR (1)                               -              -             696          41

                                              -----           ----          ------         ---
TOTAL                                         1,322           $104          $1,707         100%
                                              =====           ====          ======         ===

(1)   IBNR includes claims that are incurred but not reported.